Exhibit 10.15 Page 1 of 8 CONSULTING SERVICES AGREEMENT This Consulting Services Agreement (“Agreement”), dated as of March 5, 2021, is entered into by and between Trecora Resources, a Delaware corporation (“Company”), with a mailing address of 1650 Hwy. 6 S, Suite 190, Sugar Land, TX 77478, U.S.A., and Joseph Tanner (“Consultant”), with a mailing address of [***]. Company and Consultant may also be referred to into this Agreement individually as a “Party,” or collectively as the “Parties.” Terms and Conditions NOW THEREFORE, for good and valuable consideration, and intending to be legally bound, each Party hereby agrees to the following: 1. Engagement of Service Provider: Company hereby retains Consultant to provide certain Services (as defined below) on behalf of Company, and Consultant hereby accepts such retention and agrees to perform the Services in accordance with the terms and conditions of this Agreement. 2. Scope of Services: During the term of this Agreement, the services to be performed by Consultant (collectively, the “Services”) shall include: (a) Consultant shall perform each of the services set forth on Attachment A. (b) Consultant shall perform such additional services as may be expressly agreed to by the Parties in writing. (c) Consultant shall perform its obligations under this Agreement in a professional, diligent and careful manner consistent with highest quality of work and industry standards and shall allocate such time as may be required for Consultant to properly perform its obligations under this Agreement. (d) Consultant shall perform its obligations under this Agreement in compliance with all applicable laws, rules and regulations and other standards as may be expressly agreed to by the Parties in writing, and Consultant shall obtain any and all consents, approvals or authorizations, filings, registrations or qualifications required in order to comply with such laws, rules, regulations and standards. 3. Compensation and Expenses: (a) Compensation for all of the Services performed by Consultant under this Agreement shall be as set forth on Attachment B (the “Compensation Schedule”). (b) On a monthly basis, Consultant shall submit to Company an invoice (and supporting receipts in a form acceptable to Company) detailing the applicable compensation and reimbursement for certain costs and expenses as more fully set forth on the Compensation Schedule for Services performed by Consultant during the prior month. Company shall pay Consultant any undisputed amounts due and owing on such invoice within fifteen (15) days of Company’s receipt of such invoice. (c) Except as may be otherwise set forth in this Section, no other payments shall be made by, or due from, Company to Consultant in consideration of Consultant’s performance of its obligations under this Agreement.

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 2 of 8 4. Term of Agreement and Rights of Termination: (a) The term of this Agreement shall commence as of March 15, 2021, and shall continue until June 30, 2021 (the “Initial Term”); provided that upon the expiration of the Initial Term, this Agreement shall automatically renew for successive one (1) month periods (each individually, a “Renewal Term”), unless this Agreement is otherwise terminated earlier in accordance with this Section. (b) Either Party may terminate this Agreement for any reason upon written notice to the other Party at least ten (10) days prior to the end of the Initial Term or any Renewal Term. (c) Either Party may terminate this Agreement for any reason upon written notice to the other Party at least thirty (30) days prior to the effective date of such termination. (d) Either Party may immediately terminate this Agreement if the other Party shall have failed to perform or comply in any respect with any term, condition or covenant to be performed or complied with by such breaching Party under this Agreement which remains uncured for a period of thirty (30) days following the non-breaching Party's written notice to the breaching Party of such failure. 5. Rights and/or Obligations Upon Termination: (a) In the event this Agreement is terminated by Company in accordance with the terms of this Agreement, Company shall only have an obligation to compensate Consultant for any unpaid fees and/or reimbursable expenses directly incurred by Consultant in performing under this Agreement as of the date of such termination, and such termination shall be without any liability to Company (including liability for loss of anticipated sales or prospective profits) other than as expressly set forth in this Agreement. (b) Upon the expiration or termination of this Agreement, Consultant shall immediately provide Company with copies of all of the work product (finished or unfinished) and all files and records relating to the Services provided by Consultant under this Agreement, and return to Company any Company Assets (as defined below) in the possession of Consultant. 6. Nature of Relationship: (a) At all times during the term of this Agreement, Consultant shall perform the Services under this Agreement as an independent contractor of Company and nothing in this Agreement or otherwise shall create or imply any joint venture, partnership or other relationship between the Parties. Nothing contained in this Agreement shall be construed or interpreted as requiring any Party to enter into any further agreement regarding the Services. (b) As an independent contractor of Company, Consultant is not an employee of Company or any of its affiliates and is not entitled to any of the benefits provided by Company or any of its affiliates to the employees of Company or any of its affiliates, including compensation, pension, savings and security plans, insurance, and/or unemployment insurance. In the event Consultant’s status is re- characterized by a third party to constitute employee status, Consultant is not entitled to any of the benefits provided by Company or any of its affiliates to the employees of Company or any of its affiliates, including compensation, insurance, and/or unemployment insurance unless and until the Company or any of its affiliates consents to such eligibility in writing. (c) Consultant shall comply with and be solely responsible for its own compliance with all pertinent laws and regulations governing the activities performed by Consultant, including payment of all taxes or contributions imposed or required under social security and income tax laws that pertain to the benefits provided to Consultant for the performance of its obligations under this Agreement, and Company

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 3 of 8 shall have no liability for withholding or paying such taxes. As an independent contractor, Consultant is responsible for filing all necessary tax returns. (d) During the term of this Agreement, Consultant shall be permitted to have access to and use of, a company email address as well as Company assets that are in the possession of Consultant as of the date of this Agreement including a laptop computer and mobile phone (the “Company Assets”); provided such Company Assets are used for the purpose of enabling Consultant to perform its obligations under this Agreement. 7. Confidential Information: (a) Access to Confidential Information: From time to time, Company may disclose to Consultant certain technical or business information (including samples) deemed by Company to be confidential and valuable (collectively, the “Confidential Information”), for the purpose of enabling the Parties to perform its respective obligations under this Agreement. All Confidential Information disclosed by Company to Consultant shall remain the sole property of Company, and no license to use the Confidential Information or any intellectual property right is granted under this Agreement. (b) Non-Disclosure and Restricted Use of Confidential Information: Consultant shall at all times: (i) not disclose the Confidential Information to any third party, (ii) not analyze any of the Company Raw Materials for chemical composition or properties without the prior written consent of Company, (iii) limit Consultant’s use of the Confidential Information solely for the purpose of enabling Consultant to perform its obligations under this Agreement, and shall not permit any other use of the Confidential Information, and (iv) limit Consultant’s dissemination of the Confidential Information to only Consultant’s subsidiaries, employees, representatives, agents, and consultants whose duties justify a substantial need for access to such Confidential Information and who are first advised about Consultant’s obligations under this Agreement and that such party is similarly bound the terms of this Agreement. Each of the parties to this Agreement shall not disclose to any third party, the subject matter or terms of this Agreement or the fact that any of the Confidential Information was exchanged between the parties. (c) Return of Confidential Information: Upon written request of Company at any time or following completion of the Services, Consultant shall destroy or return all documents containing any Confidential Information, except for one copy that may be retained in a secure file for compliance purposes only. (d) Applicability of Obligations: Consultant’s obligations under this Agreement shall apply equally to and be binding upon all of Consultant’s subsidiaries, employees, representatives, agents, consultants, successors and permitted assigns, and Consultant shall be responsible for any breach of this Agreement by any such party. The obligations arising in this Section shall survive the expiration or termination of the term of this Agreement. Exceptions: Consultant’s obligations under this Agreement shall not apply to any portion of the Confidential Information which: (i) was known to Consultant prior to its receipt (directly or indirectly) from Company as demonstrated by Consultant’s records, (ii) was published or generally available to the public prior to its receipt under this Agreement, or thereafter becomes published or generally available to the public through no fault of Consultant, (iii) is disclosed to Consultant, free of restrictions on use and commitments of confidentiality, by a third party which did not derive the same directly or indirectly from Company and which has the legal right to disclose the same, (iv) is independently developed by an employee, consultant or agent of Consultant without access to the Confidential Information as received under this Agreement; or (v) Consultant is obligated to produce as a result of a court order or other compulsory process, provided that Company has been given notice and an opportunity to waive its rights or to seek a protective order or other appropriate remedy before the disclosure of such portion of the Confidential Information. Notwithstanding anything to the contrary contained in this Agreement, Company and Consultant each acknowledges and

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 4 of 8 agrees that the terms of this Agreement may be publicly disclosed as part of any public filings made by Company with the SEC. 8. Intellectual Property: (a) Consultant shall not register or use any trademark, trade name or trade dress (or any similar marks, names, or trade dress) of Company and/or its affiliates. Consultant shall not publish, circulate, market or use any promotional pieces, advertising, and technical narrative in which any Company trademark, trade name or trade dress is used, without the prior written consent of Company. Consultant shall not at any time file any patent application in any country of the world claiming or disclosing, in whole or in part, any product, process or use of Company and/or its affiliates. (b) Consultant further acknowledges and agrees that all original works of authorship which are made by Consultant (solely or jointly with others) in the performance of the Services and which are protectable by copyright are “works made for hire,” as that term is defined in the United States Copyright Act. 9. Non-Waiver: No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall constitute a waiver of such right, power or privilege, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any right, power or privilege hereunder. 10. Notices: All notices, requests, demands, claims, and other communications made under this Agreement shall be in writing and be deemed duly given (a) when delivered personally to the recipient, (b) one (1) business day after being sent to the recipient by reputable overnight courier service to the address first listed above, or (c) immediately after being sent to the recipient by electronic mail. Either Party may change its address shown above by providing written notice to the other Party of such change. 11. Definitions and Headings: Unless otherwise expressly noted, all references to: (a) “Section” shall mean, with respect to such reference, each such section or subsection of this Agreement, and (b) “Attachment” shall mean, with respect to any such reference, each such schedule or exhibit attached to this Agreement. The headings of any section or paragraph of this Agreement are for convenience of reference only and shall not be used to interpret any provision of this Agreement. 12. Severability: The provisions of this Agreement are to be deemed severable and the invalidity, illegality or unenforceability of one or more of such provisions shall not affect the validity, legality or enforceability of the remaining provisions. 13. Governing Law: This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, U.S.A., without regard to its otherwise applicable conflicts of laws rules. 14. Governing Jurisdiction: Subject to the terms of this Agreement, any civil action relating to or arising from this Agreement, including any dispute as to the validity or existence of this Agreement and/or this clause, shall be brought in the state or federal courts located in Houston, Texas, and the parties hereto consent to the exclusive jurisdiction of such courts in respect of such civil action. 15. Entire Agreement: This Agreement constitutes the entire agreement of the Parties, and supersedes any prior or contemporaneous written or oral agreements between the Parties, regarding the subject matter contained in this Agreement. No modification of this Agreement shall be binding or enforceable unless expressly agreed to by the Parties in writing. 16. Assignment and Beneficiaries: Any assignment of this Agreement by any Party without the other Party’s prior written consent, not to be unreasonably withheld, shall not be permitted except for

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 5 of 8 assignments to such Party’s affiliates. The terms, conditions and covenants of this Agreement shall be binding upon each Party, and each of its respective successors, and is for the benefit of each such Party and its successors and assigns. 17. Execution by Counterparts: This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures of any Party exchanged by electronic email in portable document format (pdf.) shall be binding on all Parties. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 6 of 8 IN WITNESS WHEREOF, each Party, intending to be legally bound, hereby executes this Agreement as of the date of this Agreement. Trecora Resources By: /s/ Pat Quarles Pat Quarles President and Chief Executive Officer /s/ Joseph Tanner Joseph Tanner

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 7 of 8 ATTACHMENT A Services 1. Consultant shall provide broad commercial support for sales of all Company products. 2. Consultant shall oversee negotiation of sales contracts and spot sales.

Consulting Services Agreement March 5, 2021 _____________________________________________________________________________________________ Page 8 of 8 ATTACHMENT B Compensation 1. Service Fee $1,800 per week This fee is based on the expectation of Consultant providing an average of one (1) full day of work per week during the term of the Agreement. 2. Reimbursable Costs and Expenses Consultant shall be reimbursed for all incidental and out-of-pocket expenses (including travel, hotel and meal expenses) that may be reasonably incurred in connection with Consultant’s performance of its obligations under this Agreement; provided the incurrence of such expenses are approved in advance by Company.